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                    COMMERCIAL NATIONAL FINANCIAL CORPORATION

                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                                       OF
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION

                FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2002

The undersigned are the Chief Executive Officer and the Chief Financial Officer of Commercial National Financial Corporation (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended September 30, 2002.

We certify that such Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification is executed as of November 13, 2002.

                                           /s/ Jeffrey S. Barker
                                           ------------------------------
                                           Jeffrey S. Barker
                                           President and Chief Executive Officer

                                           /s/ Patrick G. Duffy
                                           ------------------------------
                                           Patrick G. Duffy
                                           Executive Vice President and
                                           Chief Financial Officer